UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2023

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JOUNCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37998	45-4870634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive		02139
Cambridge,	Massachusetts
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (857) 259-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JNCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the reduction in force of Jounce Therapeutics, Inc. (the “Company”) and as previously disclosed in the Company’s Current Report on Form 8-K filed on February 23, 2023, Elizabeth Trehu, M.D., the Company’s chief medical officer, is expected to resign from her role at the Company as of a date that was not determinable at the time of such disclosure.
On March 26, 2023, the Company determined in connection with its further reduction in force disclosed in the Company’s Current Report on Form 8-K filed on March 27, 2023 that the effective date of Dr. Trehu’s termination will be April 1, 2023.
Additionally, on March 26, 2023, the board of directors of the Company approved the amendment of each of Dr. Trehu’s Employment Agreement, dated as of January 6, 2017 and as amended on January 27, 2023, Kim Drapkin’s Employment Agreement, dated as of January 6, 2017and as amended on January 27, 2023, and Richard Murray’s Employment Agreement, dated as of January 6, 2017 and as amended on January 27, 2023 (collectively, the “Executive Employment Agreements”) to provide that any amounts payable to each executive under Section 6(a) and (b) of the applicable Executive Employment Agreement may be paid in a lump sum (collectively, the “Amendments”). The foregoing description of the Amendments is qualified in its entirety by reference to the Amendments, which will be filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOUNCE THERAPEUTICS, INC.

Date: March 30, 2023	By:	/s/ Kim C. Drapkin
Kim C. Drapkin
Treasurer and Chief Financial Officer